Ardent Acquisition Corp. to acquire January 2007 Exhibit 99.2

Road Show Presentation
Commencing shortly after the filing of this current report on form 8-K, Ardent Acquisition Corp. ("Ardent”) intends to hold presentations for certain of its stockholders, as well as other persons who might be interested in purchasing
Ardent securities, regarding its acquisition of Avantair as described in this report. This current report on form 8-K, including some or all of the exhibits hereto, will be distributed to participants at such presentations.
Ardent engaged EarlyBirdCapital, Inc. ("EBC"), the managing underwriter of Ardent's initial public offering ("IPO"), to assist it in connection with its merger with Avantair. As compensation for these services, Ardent agreed to issue to
EBC, upon consummation of the merger, shares of Ardent's common stock equal to three percent (3%) of the legal consideration paid in the transaction. and a fractional card equal to 50 hours of flight time. EBC also received
$730,000 and will be issued warrants to purchase 146,000 shares of Ardent's common stock upon consummation of the merger for assisting Avantair in raising funds in its bridge offering. Additionally, an affiliate of EBC invested in
Avantair's bridge offering and will convert its securities into shares of Ardent's common stock upon consummation of the merger with Avantair.
Stockholders of Ardent and other interested persons are advised to readArdent 's preliminary proxy statement and, when available, definitive proxy statement in connection with Ardent 's solicitation of proxies for the special meeting because these proxy statements will contain important information. Such persons can also read Ardent 's final prospectus dated February 24, 2005, for a description of the securities holdings of the Ardent officers and directors and of EBC and their respective interests in the successful consummation of this business combination. The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the merger. Stockholders will also be able to obtain a copy of the definitive proxy statement, without charge, by directing a request to: Ardent Acquisition Corp., 1415 Kellum Place, Suite 205, Garden City, NY 11530. The preliminary proxy statement and definitive proxy statement, once available, and the final prospectus can also be obtained, without charge, at the Securities And Exchange Commission's Internet site
(Http://www.sec.gov).

Safe Harbor
This document contains forward-looking statements within the meaning of Section 27A of the
Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as
amended. All statements, other than statements of historical fact, including, without limitation, statements regarding Ardent Acquisition Corp.’s (“Ardent”) financial position, business strategy, plans and Ardent’s management’s objectives and its future operations, and industry conditions, are forward-looking statements. Although Ardent believes that the expectations reflected in such forward-looking statements are reasonable, Ardent can give no assurance that such expectations will prove to be correct. Important factors that could cause actual results to differ materially from
Ardent’s expectations (“Cautionary Statements”) include, without limitation, the effect of existing and future laws and governmental regulations, the results of future financing efforts, and the political and economic climate of the United States. All subsequent written and oral forward-
looking statements attributable to Ardent, or persons acting on Ardent’s behalf, are expressly qualified in their entirety by the Cautionary Statements.

Ardent Acquisition Corp. Overview
•
Listing:  OTC.BB: AACQ, AACQU, AACQW*
•
Ardent is a Specified Purpose Acquisition Company (“SPAC”),
formed for the purpose of effecting a business combination with an operating business
•
Each AACQ unit, issued at $6.00, consists of one share of common stock and two warrants
–
Cash in trust of $5.54 per share at September 30, 2006 (totaling
$38.2 million); increases with additional interest earned
•
Insider shares locked up until February 24, 2008
*Combined entity to seek NASDAQ listing upon closing

Avantair Overview
Business:
5th largest company in the North American
fractional aircraft industry
•
Only standalone fractional operator
•
Operating 29 aircraft as of December 15, with 74 on order
•
Expect to end F2007 (June 30) with approximately 40 in fleet
•
Operates two fixed base operations (FBO)
Founded:
2002, by current CEO Steven Santo
HQ:
Clearwater, FL
Employees:
264, as of September 30, 2006

Why Avantair?
•
Fractional jet ownership is an increasingly accepted mode of transport that management believes will continue growing in
future years
•
Avantair has an aggressive entrepreneurial management team,
aligned with shareholders, that has grown the fleet from start-up to 29 aircraft in five years.  It has met its challenges despite having minimal equity capital.
•
The Ardent transaction positions Avantair to expand its market share as it grows its fleet to approximately 40 by the end of the
June fiscal year, with over 70 additional aircraft on order
•
Fractional jet economics are sensitive to fleet size – which creates economies of scale, generates recurring monthly management fees, and reduces non-revenue repositioning flights

Why Avantair? (continued)
•
Avantair is the exclusive fleet operator of the Piaggio P.180
Avanti – lowest fuel burn, largest cabin in category and short runway capability
•
Avantair is well positioned to participate in the expected
expansion of the fractional industry into the Very Light Jet (VLJ)
sector, with orders for 20 Embraer Phenom 100s (deliveries
scheduled to begin in 2009)
•
It currently operates FBOs in two hubs –St. Petersburg/
Clearwater, FL and Camarillo, CA. FBOs provide operating and maintenance efficiencies, lower fuel costs, and have attractive economics
•
Only pure play in the industry sector

The Transaction
•
Proposed Ardent/Avantair business combination
–
Definitive agreement signed October 2, 2006; amended December 15, 2006
–
Expected closing February 2007
•
Transaction terms
–
6.68 million AACQ common shares on closing
–
Assumption of outstanding debt at closing ($32.2 million on 9/30/06)
–
No adjustment for current assets plus customer deposits ($33.3 million on 9/30/06)
•
Future milestone incentives
–
955 thousand shares if Cash EBITDA* is   $6 million in F2007 (June 30)
–
4.77 million shares if Cash EBITDA* is  $20 million in F2008
–
4.77 million shares if stock trades at or above $8.50/share for 20 of 30 trading days at any time prior to February 23, 2009
*Cash EBITDA is a non-GAAP measure of earnings before interest, taxes, depreciation and amortization adjusted for cash generated on sales of aircraft. By GAAP rules, revenues and profits from fractional share sales are amortized over 60 months.

The Transaction (continued)
•
Two-year lock up agreements in place with Avantair
management and certain shareholders (excluding equity
raised concurrently with this transaction)
•
Employment agreements with key members of senior
management
•
15.1 million primary shares outstanding post-merger
•
$84 million market value assuming Ardent liquidation
value of $5.54/share (as of Sept 30, 2006)
•
Will seek NASDAQ listing upon closing

,
Post-closing, the Board will consist of three Ardent
nominees, three Avantair nominees, and one selected by
Avantair and approved by Ardent
•
Barry Gordon – non-executive Chairman
•
Steven Santo – CEO
•
John Waters – CFO
•
A. Clinton Allen
•
Stephanie Cuskley
•
Arthur Goldberg
•
Robert Lepofsky
The Board of Directors

Post-transaction Cap Table
9.9% 1.50 Ardent Management
45.8% 6.90
2
Ardent Investors
1
Does not include contingent payments or management options
2
Does not include warrants or underwriter purchase option and assumes 100% acceptance of the transaction
27.9% 4.21
1
Other Avantair Shareholders
16.4% 2.47
1
Avantair Management
% Owned
Shares (millions)
Shareholders

Benefits of the Merger
•
Provides significant capital for growth near term
–
Financing of additional Piaggio Avanti aircraft
–
Financing of Embraer Phenom 100 aircraft
–
Expansion of the emerging FBO business
–
Increased sales and marketing efforts
•
Strengthens and deleverages balance sheet
–
Repay bridge loan and part of outstanding debt balance
–
Balance of debt to be termed out at 10% interest
•
Provides operational advantages
–
Permits purchasing of fuel and aircraft on more favorable terms
–
Attract and retain high quality professionals
–
Elevates profile within the industry

Large and Growing Market
•
Fractionally owned aircraft fleet has grown from 8 aircraft in 1986 to 963 as of August 2006*
•
Fractional shareholders have grown from 3 in 1986 to 5,902 today*
•
Target market is large and growing due to favorable industry dynamics
–
Increasing number of affluent individuals
–
2 million households with net worth between $5 million and $30 million**
–
Unfavorable conditions for travelers in commercial aviation market
o
Fewer flights, less convenient, more time-consuming, long lines, poor customer service, security and safety issues
*Source: AvData
**Source: Federal Reserve Board - www.federalreserve.gov/pubs/oss/oss2/2004/scf2004home.html

Avantair Strengths
•
Exclusive fractional operator in North America of the Piaggio Avanti P. 180
(“Piaggio Avanti”)
•
Unique aircraft design that uses forward wing technology and compares favorably to light jets
–
Lowest fuel burn in category*
•
Operates one plane, creating economies of scale/lower costs:
–
Repositioning (i.e., fewer non-revenue producing trips)
–
Maintenance
–
Pilot-related cost
–
Pilot training/Flight simulator
–
Fewer parts to inventory
•
Short runway capability – accessible to more airports
*Source: Business & Commercial Aviation

Avantair Strengths
•
Utilize owned FBO, which is also a revenue generator: fuel
services, maintenance and refurbishment services; hanger
rental, office space rental, ramp fees, etc.
–
Current FBO locations at St. Petersburg/Clearwater airport and
Camarillo, CA
–
Other acquisitions probable in the future
•
Ordered 20 Phenom 100s VLJs (Very Light Jets)
¯
Targets a different market than Avanti – retail price $2.85 million
(January 2005 base) opens up a lower cost segment to Avantair
¯
As fleet grows will benefit from economies of scale
¯
Range with 4 occupants is 1,160 nautical miles (NY-Miami)
¯
Most ample cabin in its class; private lavatory
¯
First deliveries in 2009

16 Sole Fractional Provider of Piaggio Avanti

AVANTI P.180
LEAR 40XR
CJ2
HAWKER 400XP
CJ3
CITATION ENCORE
PILATUS PC-12

Piaggio Avanti Features and Advantages
•
Stand-up cabin and private lavatory, unique in this category
•
Only aircraft in category that can fly 1,500 nautical miles
with five adults, luggage and full fuel load
•
Fastest turboprop made, with jet-like speed of 450 mph and
short runway capability
•
Sound dampening interior and rear mounted props deliver a
quiet ride

Benefits of Avantair Fractional Ownership
•
Advantageous pricing for fractional owners vs. competitors
with similar aircraft
•
30%-50% more fuel efficient than comparable jets and more
than 25% more efficient than other twin turboprops*
•
In addition to a modestly lower acquisition cost, the annual operating costs are:
–
40% less than Citation CJ3*
–
37%-39% less than Hawker 400XP*
•
Absence of hourly charges (other than fuel surcharge),
creates more predictable monthly billing
*Source: Business and Commercial Aviation, ARG/US
(http://www.aviationresearch.com/Free/fracprgms.asp)
and company pricing sheets as of September 2006

Competition
•
Other Fractionals
–
NetJets (Berkshire Hathaway - BRK)
–
Flight Options (Raytheon - RTN)
–
FlexJet (Bombardier - BBD.TO)
–
CitationShares (Textron - TXT)
•
Other Segments:
–
Charters
–
Air Taxis
–
Commercial Airlines

Competitive Pricing Structure
*Based on 1/16th
share size. Costs and fees may be subject to discount.
1
As of September 2006.  Avantair’s monthly management fee increased to $8,900 as of October 1, 2006.
Source: ARG/US (www.aviationresearch.com/Free/fracprgms.asp), Business & Commercial Aviation May 2006 Purchase Planning Handbook (Based on “max fuel
w/available payload”), 2006 Conklin & de Decker Aircraft Performance Evaluator (Landing Distance Required Under Part 135 Subpart K with Maximum Weight), and company pricing sheets
Acquistion
Cost*
1
Monthly
Management
Fee*
1
Hourly
Rate
1
Yearly
Operating
Cost
Avantair
Savings
High Speed
Cruise
(mph)
Range
(nm)
Minimum
Runway
Needed
Avantair
Avanti P.180 $405,000 $8,400 $0 $100,800 458 1,575 4,000
CitationShares
CJ3 $430,000 $6,200 $1,900 $169,400
40%
480 1,875 4,750
Citation XLS $681,000 $8,450 $2,150 $208,900
52%
486 1,724 5,350
NetJets
Hawker 400XP $406,250 $6,820 $1,554 $159,540
37%
518 1,433 5,800
Citation Encore $528,125 $7,800 $1,550 $171,100
41%
490 1,652 4,775
Citation XLS $685,000 $9,716 $1,925 $212,842
53%
486 1,484 5,350
Flight Options
Hawker 400XP $407,500 $6,797 $1,650 $164,064
39%
518 1,433 5,800
Flexjet
Lear 40XR $527,875 $6,260 $1,625 $156,370
36%
534 1,484 4,600
Lear 45XR $661,125 $6,985 $1,865 $177,070
43%
534 1,764 4,600

Fixed Base Operations (FBO)
•
Airport-based provider of fuel, maintenance and refurbishment services, hangar rental, office space rental, ramp fees, etc.
–
Lowers cost for Avantair fractionalized aircraft
–
Provides services for non-Avantair aircraft
•
Opportunity to participate in the servicing of the growing very light jet market.
•
Provides geographic diversification
–
Reduces repositioning costs by providing additional maintenance, cleaning and fueling facilities
•
110,000 sq. ft. hanger and 40,000 sq. ft. office space in Clearwater, FL (Tampa metro) at HQ
•
Operations in Camarillo, CA (LA metro) began in Q2 F2007
•
In negotiations for an FBO in Caldwell, NJ (NYC metro)
•
Have identified a number of possible additional locations
•
Initial revenues began in Q2 F2007

Sales and Marketing
•
Significant lead growth
–
2005 averaged 83 leads/month
–
2006 averaged 210 leads/month
–
Assuming a 3 month lag from lead to closing, shares sold in 2005 were equal to 7.5% of trailing leads
•
Main sources of sales and leads are referrals and
advertisements
•
17% of owners historically (2002 – 2006) purchase
additional share within one year of ownership
•
Average purchase is approximately 1.2 shares, or 60 hours
•
Demo-to-close ratio is approximately 80%

Financial Results
•
On Income Statement, revenues and expenses from aircraft sales are amortized over a 60-month period, thus matching term of
management contract
–
No impact on cash flows
$8.0 $5.1 $22.8 $11.6 $3.5 Management Fees
($20.7)
$25.6
2006
($1.6)
$7.9
Q12006*
($3.8) ($8.7) ($5.0) Losses
$8.6 $11.7 $4.3 Aircraft, other revenue
Q12007* 2005 2004
FY ending June 30
($mms)
•
F2006 loss expanded primarily due to lack of new aircraft delivery
– deliveries resumed in September
*First quarter financial results are unaudited

Financial Results (continued)
•
2
nd
half F2006 and Q1 F2007 negatively impacted by
Piaggio’s inability to deliver its new aircraft model until
September:
–
Delayed certification due to new avionics package
–
No new fractional sales revenue
–
Oversold capacity resulting in higher charter and
repositioning costs
–
Increased staffing costs in anticipation of new aircraft

First Quarter 2007 Results
•
Revenues grew 28% year-over-year to $16.6 million
¯
Maintenance and management fees up 59% to $8.0 million,
reflecting 389 shares vs. 255 shares a year earlier
•
Net loss of $3.8 million up from a loss of $1.6 million in
Q1 F2006
¯
Continuation of F2006 “non-delivery” problems
¯
Some one-time consolidation and Ardent transaction related
expenses

Delivery Schedule
•
Took delivery of five aircraft in 1H F2007
through December 15th
¯
First aircraft received at end of September
¯
29 aircraft in fleet as of mid-December
•
Anticipate approximately 40 aircraft in the fleet
as of June 30, 2007

Operating Leverage Potential
•
Anticipated benefits of fleet expansion
–
Increased management fees
–
Reduced repositioning and external chartering costs
–
Better inventory management
–
Ability to leverage existing infrastructure
o
Flight control and call center, training costs/Flight Simulator
–
Larger referral base
–
Phenom 100 targets a lower price point market
•
Anticipated benefits of FBO expansion
–
Lower fuel costs
–
Enhanced brand value
–
Lower repositioning of aircraft for maintenance purposes

Business Model
•
Revenues derive from three sources
–
Sales of fractional shares – gross profit about $1 million/plane currently
–
Recurring monthly management fees
–
Other sources - FBO, remarketing, demos, etc.
•
Keys to profitability
–
Higher average monthly management fees – now $8,900/month (raised by
$500 in October)
–
Cost cutting – already underway
–
More aircraft under management – better economies of scale, lower repositioning costs, etc.
•
Breakeven Cash EBITDA
*
is a function of these factors
–
Could occur with as few as 40+ fractionalized planes
*Cash
EBITDA is a non-GAAP measure of earnings before interest, taxes, depreciation and amortization adjusted for cash generated on sales of aircraft. By GAAP rules, revenues and profits from fractional share sales are amortized over 60 months.

Recent Financial Transactions
•
Transactions closed concurrently with signing of definitive
agreement with Ardent:
¯
Bridge loan for $7.6 million
¯
Equity investment of $9.0 million
o
Significant participation from non-management Ardent shareholders
o
$2 million of the investment from current Avantair
management/shareholders
•
In November, Avantair repurchased former Chairman’s equity
holdings
¯
Opportunistic investment by Avantair
¯
All investors benefit from reduced share count

Management Backgrounds
Barry Gordon, Non-Executive Chairman (upon consummation of merger)
Currently Mr. Gordon is Chairman and President of American Fund Advisors and Chairman of
Ardent Acquisition Corp. Mr. Gordon worked in the airline industry from 1967-1971 and then went to Wall Street as an analyst and portfolio manager running an aviation mutual fund, of which he was President from 1973-1995 (merged with another fund which he continued to manage). He holds a BBA in Marketing from the University of Miami and an MBA in Finance from Hofstra
University. Mr. Gordon was also named Long Island Entrepreneur of Year in Financial Services in
1992.
Steven F. Santo, Chief Executive Officer
Steven Santo founded Avantair in June 2002. Through Mr. Santo’s entrepreneurial spirit and leadership, Avantair has grown to one of the most unique fractional companies in the industry with the world’s largest fleet of Piaggio Avanti
P.180’s.
He is responsible for developing and executing
the strategic plans and policies of the company. A former Assistant District Attorney of New York who holds degrees from Villanova University and St. Johns School of Law, Mr. Santo himself has flown more than 1,000 hours in the Piaggio Avanti P.180 and was behind the controls of the first owner flight in 2002.
John J. Waters, Chief Financial Officer
Most recently, Mr. Waters founded John Waters Consulting, L.L.C. which provided mergers and acquisition advisory services. Previously, Mr. Waters was the CAO at Authentidate Holdings
Corp. (NASDAQ: ADAT). In addition, his financial background includes, but is not limited to:
financial planning and budgeting, strategic planning, accounting, auditing, mergers, acquisitions and initial public offerings. A former Senior Partner with Arthur Andersen LLP, Mr. Waters holds a degree in Business Administration from Iona College and is a Certified Public Accountant.

Management Backgrounds (cont’d)
Tracy L. Chaplin, Chief Operating Officer
Tracy Chaplin joined Avantair in 2006 and serves as the company’s Chief Operating Officer. She is responsible for managing Avantair’s day-to-day operations and activities. Formerly Chief
Purchasing Officer at Flight Options, Ms. Chaplin was responsible for the development of strategy and management of an annual spending budget exceeding $400 million, which included fuel management, charter management, maintenance contracts, avionics, catering, logistics, and engines.
A graduate of Wright State University, she holds a Bachelor’s degree in Economics.
Kevin V. McKamey, Executive Vice President
As a charter employee of Avantair, Mr. McKamey joined the company in October of 2002. As
Executive Vice President, Mr. McKamey is responsible for developing long range business and facility strategies that support Avantair’s business plans.  Mr. McKamey has 20 years experience in the aviation industry including two years as the Flight and Sales Support Manager of Piaggio
America. Mr. McKamey is a certified pilot with over 3,000 hours in the Piaggio Avanti. He holds a
Bachelor’s degree in Aviation Business Administration from Embry-Riddle University.
Matthew Doyle, Vice President, Sales
Matthew Doyle is the Vice President of Sales for Avantair and has been with the company since its inception. He is responsible for leading and directing Avantair’s sales team. Mr. Doyle has 15 years in the aviation industry with seven in aircraft sales at PlaneSense.  He is an Airline Transport rated pilot with over 4,000 hours of aircraft experience of which 400 are in the Piaggio Avanti. Mr. Doyle holds a degree in Aeronautical Science and Business Administration.